UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 29, 2003

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California		92610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 583-9029

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On May 29, 2003, The Wet Seal, Inc. (the “Company”) issued a press release to announce the appointment of Peter Whitford as chief executive officer of the Company. A copy of the Company’s press release appears as Exhibit 99.1 to this Current report and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

99.1	Copy of press release, dated May 29, 2003, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: May 30, 2003	By:	/s/ WILLIAM B. LANGSDORF

Name: William B. Langsdorf
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Copy of press release, dated May 29, 2003, issued by The Wet Seal, Inc.